Exhibit 10.1

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, dated as of November 17, 2021 (the “Agreement”), is made by and among Republic Power Group Limited (the “RP BVI”), Sai Bin Loi (the “Shareholder”) who owns all the issued and outstanding shares of Republic Power Pte. Ltd. (“RP Singapore”), a company incorporated in Singapore (individually a “Party” or collectively “Parties”).

RECITALS

WHEREAS, RP BVI was formed solely for the purpose of serving as the holding company for RP Singapore;

WHEREAS, the Shareholder desire to exchange their equity interest in RP Singapore for ordinary shares of RP BVI, and RP BVI has agreed to issue its ordinary shares in connection with such exchange, upon the terms and conditions set forth in this Agreement;

WHEREAS, for United States federal income tax purposes, it is intended that the Exchange (as defined below) will qualify as an exchange under the provisions of Section 351(a) of the Code.

WHEREAS, following the Exchange (as defined below), RP Singapore will become a wholly-owned subsidiary of RP BVI.

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

SECTION I

EXCHANGE OF SHARES

1.1 On the terms and subject to the conditions set forth in this Agreement, at the Closing (i) Shareholder will sell, convey, transfer and assign to RP BVI, free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description, and RP BVI will purchase and accept from Shareholder, 100% of the equity interest of RP Singapore (the “RP Singapore Shares”), in the individual percentages as set forth on Schedule A, and (ii) in exchange for the transfer of such securities by the Shareholder, RP BVI will sell, convey, transfer and assign to Shareholder, and Shareholder will purchase and accept from RP BVI, T6,875 newly-issued ordinary shares of RP BVI, par value $1.00 per share, in the aggregate (the “RP BVI Shares”) (such exchange referred to herein as the “Exchange”). Upon completion of the Exchange, 100% of the equity interest of RP Singapore shall be held directly by RP BVI.

1.2 The closing of the Exchange shall occur on the date of this Agreement at the offices of RP BVI, Vistra Corporate Services Centre, Wickham Cay II, Road Town, Tortola, VG1110, British Virgin Islands, or at such other date, time and place or manner as may be agreed upon by the parties.

SECTION II

SHAREHOLDERS REPRESENTATIONS AND

WARRANTIES.

The Shareholder hereby represents and warrants to RP Singapore and RP BVI, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing, as follows:

2.1 Such Shareholder has the right, power, legal capacity and authority to enter into and perform such Shareholder’s obligations under this Agreement; and no approvals or consents are necessary in connection with it. All of the ordinary shares of RP Singapore owned by such Shareholder are owned free and clear of all liens, pledges, encumbrances, changes, restrictions or known claims of any kind, nature or description.

2.2 The equity interest of RP Singapore owned by such Shareholder will, at the Closing, be validly transferred to RP BVI free and clear of any encumbrances and from all taxes, liens and charges with respect to the transfer thereof and such ordinary shares of RP Singapore shall be fully paid and non-assessable with the holder being entitled to all rights accorded to a holder of ordinary shares of RP Singapore.

2.3 The Shareholder understands that the RP BVI Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any other applicable securities laws. Each such Shareholder also understands that the RP BVI Shares are being offered and issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 4(2) and/or Regulation S of the Securities Act. Each such Shareholder acknowledges that RP BVI will rely on such Shareholder’s representations, warranties and certifications set forth below for purposes of determining such Shareholder’s suitability as an investor in the RP BVI Shares and for purposes of confirming the availability of the Section 4(2) and/or Regulation S exemption from the registration requirements of the Securities Act.

2.4 The Shareholder has received all the information such Shareholder considers necessary or appropriate for deciding whether to acquire the RP BVI Shares. The Shareholder understands the risks involved in an investment in the RP BVI Shares. The Shareholder further represents that such Shareholder has had an opportunity to ask questions and receive answers from RP BVI regarding the terms and conditions of the offering of the RP BVI Shares and the business, properties, prospects, and financial condition of RP BVI and to obtain such additional information (to the extent RP BVI possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Shareholder or to which such Shareholder had access.

2.5 The Shareholder is acquiring the RP BVI Shares for such Shareholder’s own account for investment only and not with a view towards their resale or “distribution” (within the meaning of the Securities Act) of any part of the RP BVI Shares.

2.6 The Shareholder understands that the RP BVI Shares may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws or pursuant to an exemption therefrom, and in each case in compliance with the conditions set forth in this Agreement. The Shareholder acknowledges and is aware that the RP BVI Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until such Shareholder has held the RP BVI Shares for the applicable holding period under Rule 144.

2.7 The Shareholder acknowledges and agrees that each certificate representing the RP BVI Shares shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF ALE GROUP HOLDING LIMITED (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS DELIVERED TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT”

2.8 The Shareholder has not relied on and is not relying on any representations, warranties or other assurances regarding RP BVI other than the representations and warranties expressly set forth in this Agreement.

SECTION III

RP SINGAPORE REPRESENTATIONS AND

WARRANTIES.

RP Singapore hereby represents and warrants to Shareholder and RP BVI, all of which representations and warranties are true, complete, and correct in all respects as of the date hereof and will be as of the Closing, as follows:

3.1 RP Singapore is a company formed in Singapore and duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

3.2 RP Singapore has full power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly executed by RP Singapore and constitutes the legal, valid, binding and enforceable obligation of RP Singapore, enforceable against RP Singapore in accordance with its terms. The execution and delivery of this Agreement and the consummation by RP Singapore of the transactions contemplated herein do not and will not on the Closing (A) conflict with or violate any of the terms of the articles of incorporation and bylaws of RP Singapore or any applicable law relating to RP Singapore, (B) conflict with, or result in a breach of any of the terms of, or result in the acceleration of any indebtedness or obligations under, any material agreement, obligation or instrument by which RP Singapore is bound or to which any property of RP Singapore is subject, or constitute a default thereunder, other than those material agreements, obligations or instruments for which RP Singapore has obtained consent for the transactions contemplated under this Agreement, (C) result in the creation or imposition of any lien on any of the assets of RP Singapore, (D) constitute an event permitting termination of any material agreement or instrument to which RP Singapore is a party or by which any property or asset of RP Singapore is bound or affected, pursuant to the terms of such agreement or instrument, other than those material agreements or instruments for which RP Singapore has obtained consent for the transactions contemplated under this Agreement, or (E) conflict with, or result in or constitute a default under or breach or violation of or grounds for termination of, any license, permit or other governmental authorization to which RP Singapore is a party or by which RP Singapore may be bound, or result in the violation by RP Singapore of any laws to which RP Singapore may be subject, which would materially adversely affect the transactions contemplated herein. No authorization, consent or approval of, notice to, or filing with, any public body or governmental authority or any other person is necessary or required in connection with the execution and delivery by RP Singapore of this Agreement or the performance by RP Singapore of its obligations hereunder.

3.3 The RP Singapore Shares constitute all of the equity interests of RP Singapore. No securities of RP Singapore are entitled to pre-emptive or similar rights, and no person has any right of first refusal, pre-emptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement. There are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, equity interests of RP Singapore. The issuance of RP Singapore Shares contemplated by this Agreement will not, immediately or with the passage of time; (A) obligate RP Singapore to issue equity interests of RP Singapore or other securities to any person, or (B) result in a right of any holder of RP Singapore securities to adjust the exercise, conversion, exchange or reset price of such securities.

SECTION IV

 RP BVI REPRESENTATIONS AND WARRANTIES.

RP BVI hereby acknowledges, represents and warrants to, and agrees with the Shareholder and RP Singapore (which representations and warranties will be true and correct as of the date of the Closing as if they were made on the date of Closing) as follows:

4.1 RP BVI has been duly organized, is validly existing and is in good standing under the laws of British Virgin Islands. RP BVI has full corporate power and authority to enter into this Agreement and this Agreement, has been duly and validly authorized, executed and delivered by RP BVI and are valid and binding obligations of RP BVI, enforceable against RP BVI in accordance with their terms.

4.2 Subject to the performance by the Shareholder and RP Singapore of their respective obligations under this Agreement and the accuracy of the representations and warranties of the Shareholder and RP Singapore, the offering and exchange of the RP BVI Shares will be exempt from the registration requirements of the Securities Act.

4.3 The execution and delivery by RP BVI of, and the performance by RP BVI of its obligations hereunder in accordance with its terms will not contravene any provision of the charter documents of RP BVI.

4.4 The RP BVI Shares have been duly authorized and, when issued and delivered as provided by this Agreement, will be validly issued and fully paid and non-assessable, and the RP BVI Shares are not subject to any preemptive or similar rights.

4.5 RP BVI is not in violation of its memorandum of association or articles of association and is not in material default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust, license, contract, lease or other instrument to which RP BVI is a party or by which it is bound, or to which any of the property or assets of RP BVI is subject, except such as have been waived or which would not, singly or in the aggregate, prevent RP BVI from discharging its obligations under this Agreement.

SECTION V

GENERAL PROVISIONS

5.1 Releases and Waivers of Shareholder. Each Shareholder on its own behalf hereby acknowledges and agrees that the percentage of RP Singapore Shares set forth on Schedule A represents the entire RP Singapore Shares held by such Shareholder as of the date of this Agreement and as of the Closing. Each Shareholder hereby releases RP BVI from all obligations, liabilities and causes of action arising before, on or after the date of this Agreement, out of or in relation to any entitlement which such Shareholder may have with respect to any RP Singapore Shares in excess of the number of RP Singapore Shares set forth on Schedule A. Each Shareholder hereby generally, irrevocably, unconditionally and completely waives any and all rights to receive any anti-dilution protection to which such Shareholder may be entitled under the articles of incorporation, bylaws or other organizational documents of RP Singapore or under any other agreement or instrument in connection with the Exchange. Except for the RP BVI Shares to be issued in connection with the Exchange, each Shareholder hereby generally, irrevocably, unconditionally and completely waives any and all rights existing as of the date hereof to receive options, depository receipts, warrants, stock appreciation or similar rights to acquire or receive securities in RP Singapore or RP BVI.

5.2 Survival. All representations, warranties, covenants, and obligations in this Agreement shall survive until the expiration of the applicable statute of limitation with respect to the underlying claim to which such representation, warranty, covenant, or obligation relates.

5.3 Written Changes. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the Party against which enforcement of the change, waiver, discharge or termination is sought.

4.4 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party under this Agreement shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence thereto, or of a similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

5.5 Entire Agreement. This Agreement constitutes the entire understanding and agreement of the Parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the Parties with respect hereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

5.6 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

5.7 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon and be enforceable by the successors and assigns of the Parties.

5.8 Governing Law. The validity, terms, performance and enforcement of this Agreement shall be governed and construed by the provisions hereof and in accordance with the laws of the State of New York applicable to agreements that are negotiated, executed, delivered and performed in the State of New York.

5.9 Counterparts. This Agreement may be executed concurrently in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each Party and delivered to the other Party.

5.10 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.11 Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the Parties any rights or remedies under or by reason of this Agreement.

4.12  Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

[SIGNATURE PAGES TO FOLLOW]

 IN WITNESS WHEREOF, the parties have executed and delivered this Share Exchange Agreement as of the date first written above.

RP Singapore		RP BVI:

Republic Power Pte. Ltd.		Republic Power Group Limited

By:	/s/ Sai Bin Loi	By:	/s/ Sai Bin Loi
Name:	Sai Bin Loi	Name:	Sai Bin Loi
Its:	Director	Its:	Director

The Shareholder:

/s/ Sai Bin Loi

Sai Bin Loi